Exhibit 99.1

Sonic Automotive Reports All-Time Record Fourth Quarter and Full Year Revenues

Repurchased 5.6 Million Shares of Class A Common Stock During 2022, or 14% of Total Shares Outstanding as of December 31, 2021
Announces Acquisition of 13 Powersports Locations, Further Diversifying Retail Portfolio

CHARLOTTE, N.C. – February 15, 2023 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and fiscal year ended December 31, 2022.

Fourth Quarter 2022 Financial Summary
•All-time record quarterly revenues of $3.6 billion, up 13% year-over-year; record fourth quarter gross profit of $576.1 million, up 9% year-over-year
•Reported fourth quarter net loss of $190.9 million ($5.22 loss per diluted share)
◦Reported net loss includes the effect of a $320.4 million pre-tax charge related to non-cash impairment charges, offset partially by a $9.1 million pre-tax gain on the disposal of real estate and an income tax benefit of $22.6 million related to these non-recurring items
◦Excluding non-recurring items, adjusted fourth quarter net income* was $97.8 million ($2.61 adjusted earnings per diluted share*)
•Selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 63.6% (56.6% on a Franchised Dealerships Segment basis, a decrease of 110 basis points year-over-year)
◦Adjusted SG&A expenses as a percentage of gross profit* of 65.2% (58.3% on a Franchised Dealerships Segment basis, an increase of 80 basis points year-over-year)
•Record fourth quarter EchoPark revenues of $589.3 million, up 2% year-over-year; fourth quarter EchoPark gross profit of $40.8 million, flat year-over-year
•Since October 1, 2022, Sonic has repurchased approximately 0.7 million shares of its Class A Common Stock for an aggregate purchase price of approximately $35.8 million, or an average of $48.25 per share

Full Year 2022 Financial Summary
•All-time record annual revenues of $14.0 billion, up 13% year-over-year; all-time record annual gross profit of $2.3 billion, up 21% year-over-year
•Reported full year net income of $88.5 million ($2.23 earnings per diluted share)
◦Reported net income includes the effect of a $320.4 million pre-tax charge related to non-cash impairment charges and a $4.4 million pre-tax charge related to long-term compensation charges, offset partially by a $9.1 million pre-

tax gain on the disposal of real estate and an income tax benefit of $22.6 million related to these non-recurring items
◦Excluding non-recurring items, adjusted full year net income* was $381.6 million ($9.61 adjusted earnings per diluted share*, an all-time annual record)
•SG&A expenses as a percentage of gross profit of 67.1% (59.9% on a Franchised Dealerships Segment basis, a decrease of 110 basis points year-over-year)
◦Adjusted SG&A expenses as a percentage of gross profit* of 67.3% (60.1% on a Franchised Dealerships Segment basis, a decrease of 80 basis points year-over-year)
•All-time record annual EchoPark revenues of $2.5 billion, up 5% year-over-year; all-time record annual EchoPark gross profit of $175.1 million, up 18% year-over-year
•During 2022, Sonic repurchased approximately 5.6 million shares of its Class A Common Stock for an aggregate purchase price of approximately $261.9 million, or an average of $47.08 per share

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “We are extremely proud of our team’s performance in the fourth quarter, capping off another year of all-time record annual revenues and adjusted earnings per share. Our commitment to delivering an exceptional guest experience and our dedication to the growth and development of our teammates continue to pay dividends for our key stakeholders. As we execute our long-term strategic plan, we remain focused on leveraging growth opportunities across our diversified portfolio to maximize future earnings potential and to position Sonic Automotive for continued success in the future. To that end, we are pleased to announce further diversification of our retail portfolio with our newly created Powersports Segment, driving incremental growth opportunities by partnering with top powersports brands, including Harley-Davidson, Can-Am, Sea-Doo, Polaris, Kawasaki, Suzuki, Ducati, BMW, Honda, Indian Motorcycle and Yamaha. We are excited about the opportunity in this space and would like to welcome the teams from Black Hills Harley-Davidson in Sturgis, South Dakota, Team Mancuso Powersports in Houston, Texas, and Horny Toad Harley-Davidson in Temple, Texas to the Sonic Automotive family.”

Jeff Dyke, President of Sonic Automotive, commented, “Our franchised dealerships team has continued to successfully adapt to an unprecedented automotive retail environment, driving exceptional performance in 2022. Despite a challenging used vehicle industry backdrop, we remain committed to EchoPark’s long-term potential and are focused on executing strategic enhancements to the business model in 2023, while maintaining our target of 90% U.S. population coverage by 2025. We firmly believe in our team’s ability to adapt to an evolving automotive retail market and macroeconomic backdrop to drive toward achieving our long-term goals.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our outstanding results in 2022 speak to the strength of our diversified model, which has allowed us to focus on the long-term growth potential at EchoPark while also returning capital to our stockholders via our dividend and share repurchases. We remain committed to a disciplined, return-based capital allocation, balancing $454.8 million in remaining share repurchase authorization with prudent cash management in an uncertain macroeconomic environment. We had $804.5 million of liquidity as of December 31, 2022, which we believe provides us flexibility to strategically deploy capital in 2023 and beyond to continue to deliver long-term returns for our stockholders.”

Fourth Quarter 2022 Segment Highlights
The financial measures discussed below are results for the fourth quarter of 2022 with comparisons made to the fourth quarter of 2021, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 12%; same store gross profit up 3%
•Same store retail new vehicle unit sales volume up 5%; same store retail new vehicle gross profit per unit down 6%, to $6,301
•Same store retail used vehicle unit sales volume up 6%; same store retail used vehicle gross profit per unit down 33%, to $1,405
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 12%; same store customer pay gross profit up 13%; same store warranty gross profit up 15%; same store Fixed Operations gross margin up 10 basis points, to 49.8%
•Same store F&I gross profit up 11%; record fourth quarter reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,421, up 3%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 24 days’ supply of new vehicle inventory (including in-transit) and 26 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Record fourth quarter revenues of $589.3 million, up 2% year-over-year; gross profit of $40.8 million, flat year-over-year
•Record fourth quarter retail used vehicle unit sales volume of 17,435, up 11% year-over-year
•Retail used vehicle unit sales volume was comprised of 81% 1-4-year-old vehicles and 19% 5-plus-year-old vehicles, with 28% of retail used vehicle unit sales volume sourced from non-auction sources
•Segment loss of $33.3 million and adjusted EBITDA* loss of $25.4 million (including market expansion-related losses of $4.2 million and $3.6 million, respectively)
•On a trailing quarter cost of sales basis, the EchoPark Segment had 40 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Financial results from eight stores acquired during 2022, including Horny Toad Harley-Davidson in Temple, Texas (acquired January 2022) and seven Team Mancuso Powersports stores in Houston, Texas (acquired August 2022)
•Revenues of $28.6 million, gross profit of $8.7 million, gross margin of 30.3%
•Segment income of $1.8 million and adjusted EBITDA* of $2.9 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2022 Segment Highlights
The financial measures discussed below are results for the full year 2022 with comparisons made to the full year 2021, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 1%; same store gross profit up 7%
•Same store retail new vehicle unit sales volume down 14%; same store retail new vehicle gross profit per unit up 45%, to $6,630
•Same store retail used vehicle unit sales volume down 11%; same store retail used vehicle gross profit per unit down 9%, to $1,605
•Same store Fixed Operations gross profit up 9%; same store customer pay gross profit up 14%; same store warranty gross profit up 1%; same store Fixed Operations gross margin down 40 basis points, to 49.8%
•Same store F&I gross profit down 1%; record annual reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,453, up 14%
•EchoPark Segment operating results include:
•All-time record annual revenues of $2.5 billion, up 5% year-over-year; all-time record annual gross profit of $175.1 million, up 18% year-over-year
•Retail used vehicle unit sales volume of 64,259, down 18% year-over-year
•Retail used vehicle unit sales volume was comprised of 86% 1-4-year-old vehicles and 14% 5-plus-year-old vehicles, with 25% of retail used vehicle unit sales volume sourced from non-auction sources
•Segment loss of $133.9 million and adjusted EBITDA* loss of $105.4 million (including market expansion-related losses of $32.6 million and $30.2 million, respectively)
•Powersports Segment operating results include:
•Financial results from eight stores acquired during 2022, including Horny Toad Harley-Davidson in Temple, Texas (acquired January 2022) and seven Team Mancuso Powersports stores in Houston, Texas (acquired August 2022)
•Full year 2022 financial results for the Powersports Segment do not reflect expected annualized amounts on a go-forward basis due to the timing of acquisitions in 2022 and the February 2023 acquisition of the Black Hills Harley-Davidson platform, consisting of five retail locations near Sturgis, South Dakota
•Revenues of $53.5 million, gross profit of $16.8 million, gross margin of 31.3%
•Segment income of $2.7 million and adjusted EBITDA* of $4.6 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.28 per share, payable on April 14, 2023 to all stockholders of record on March 15, 2023.

Fourth Quarter 2022 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Fourth Quarter 2022 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark at number one among national pre-owned vehicle retailers in products, sales, and service based on Google Reviews between April 2021 through April 2022, while receiving the 2021 Consumer Satisfaction Award from DealerRater. EchoPark’s nationwide growth will continue to leverage the unique and preferred Experience Centers in-market with a best-in-class shopping and online buying tool. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding EchoPark's anticipated future U.S. population coverage, anticipated future capital allocation and anticipated incremental growth opportunities. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,555.3	$1,278.3	22%	$5,622.6	$4,993.4	13%
Fleet new vehicles	29.3	73.6	(60)%	99.4	124.6	(20)%
Total new vehicles	1,584.6	1,351.9	17%	5,722.0	5,118.0	12%
Used vehicles	1,341.1	1,210.9	11%	5,515.4	4,933.6	12%
Wholesale vehicles	80.0	110.5	(28)%	484.9	367.2	32%
Total vehicles	3,005.7	2,673.3	12%	11,722.3	10,418.8	13%
Parts, service and collision repair	411.1	360.1	14%	1,599.7	1,340.4	19%
Finance, insurance and other, net	173.8	151.2	15%	679.1	637.2	7%
Total revenues	3,590.6	3,184.6	13%	14,001.1	12,396.4	13%
Cost of sales:
Retail new vehicles	(1,390.7)	(1,120.9)	(24)%	(4,959.8)	(4,533.7)	(9)%
Fleet new vehicles	(27.5)	(73.0)	62%	(94.5)	(123.0)	23%
Total new vehicles	(1,418.2)	(1,193.9)	(19)%	(5,054.3)	(4,656.7)	(9)%
Used vehicles	(1,305.6)	(1,164.3)	(12)%	(5,334.6)	(4,800.6)	(11)%
Wholesale vehicles	(83.7)	(107.3)	22%	(488.0)	(357.3)	(37)%
Total vehicles	(2,807.5)	(2,465.5)	(14)%	(10,876.9)	(9,814.6)	(11)%
Parts, service and collision repair	(207.0)	(188.5)	(10)%	(807.2)	(667.5)	(21)%
Total cost of sales	(3,014.5)	(2,654.0)	(14)%	(11,684.1)	(10,482.1)	(11)%
Gross profit	576.1	530.6	9%	2,317.0	1,914.3	21%
Selling, general and administrative expenses	(366.3)	(343.3)	(7)%	(1,555.1)	(1,274.7)	(22)%
Impairment charges	(320.4)	(0.1)	NM	(320.4)	(0.1)	NM
Depreciation and amortization	(33.5)	(27.4)	(22)%	(127.5)	(101.1)	(26)%
Operating income (loss)	(144.1)	159.8	(190)%	314.0	538.4	(42)%
Other income (expense):
Interest expense, floor plan	(13.6)	(4.0)	(240)%	(34.3)	(16.7)	(105)%
Interest expense, other, net	(24.9)	(17.8)	(40)%	(89.9)	(48.0)	(87)%
Other income (expense), net	0.1	(15.9)	101%	0.2	(15.5)	101%
Total other income (expense)	(38.4)	(37.7)	(2)%	(124.0)	(80.2)	(55)%
Income (loss) before taxes	(182.5)	122.1	(249)%	190.0	458.2	(59)%
Provision for income taxes - benefit (expense)	(8.4)	(25.8)	67%	(101.5)	(109.3)	7%
Net income (loss)	$(190.9)	$96.3	(298)%	$88.5	$348.9	(75)%

Basic earnings (loss) per common share	$(5.22)	$2.35	(322)%	$2.29	$8.43	(73)%
Basic weighted-average common shares outstanding	36.5	40.9	11%	38.7	41.4	7%

Diluted earnings (loss) per common share	$(5.22)	$2.25	(332)%	$2.23	$8.06	(72)%
Diluted weighted-average common shares outstanding(1)	36.5	42.8	15%	39.7	43.3	8%
Dividends declared per common share	$0.28	$0.12	133%	$1.03	$0.46	124%
(1) Basic weighted-average common shares outstanding used for the three months ended December 31, 2022 due to the net loss on a reported GAAP basis.
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,534.5	$1,273.6	20%	$5,581.6	$4,984.4	12%
Fleet new vehicles	29.4	73.7	(60)%	99.4	124.6	(20)%
Total new vehicles	1,563.9	1,347.3	16%	5,681.0	5,109.0	11%
Used vehicles	823.4	727.7	13%	3,391.5	2,901.0	17%
Wholesale vehicles	52.6	74.0	(29)%	314.0	257.2	22%
Total vehicles	2,439.9	2,149.0	14%	9,386.5	8,267.2	14%
Parts, service and collision repair	404.8	346.3	17%	1,588.0	1,340.4	18%
Finance, insurance and other, net	128.0	110.1	16%	510.1	443.5	15%
Total revenues	2,972.7	2,605.4	14%	11,484.6	10,051.1	14%
Gross Profit:
Retail new vehicles	160.8	156.7	3%	655.3	458.7	43%
Fleet new vehicles	1.8	0.6	200%	4.9	1.6	206%
Total new vehicles	162.6	157.3	3%	660.2	460.3	43%
Used vehicles	38.4	50.8	(24)%	174.4	188.1	(7)%
Wholesale vehicles	(3.2)	0.4	(900)%	(6.3)	0.6	NM
Total vehicles	197.8	208.5	(5)%	828.3	649.0	28%
Parts, service and collision repair	200.9	171.1	17%	786.7	673.1	17%
Finance, insurance and other, net	128.0	110.1	16%	510.1	443.5	15%
Total gross profit	526.7	489.7	8%	2,125.1	1,765.6	20%
Selling, general and administrative expenses	(298.1)	(282.8)	(5)%	(1,273.0)	(1,076.9)	(18)%
Impairment charges	(115.5)	—	NM	(115.5)	—	NM
Depreciation and amortization	(26.0)	(22.5)	(16)%	(101.8)	(84.8)	(20)%
Operating income (loss)	87.1	184.4	(53)%	634.8	603.9	5%
Other income (expense):
Interest expense, floor plan	(9.8)	(2.5)	(292)%	(23.6)	(11.8)	(100)%
Interest expense, other, net	(23.4)	(17.1)	(37)%	(85.0)	(46.3)	(84)%
Other income (expense), net	—	(15.6)	100%	(0.1)	(15.5)	99%
Total other income (expense)	(33.2)	(35.2)	6%	(108.7)	(73.6)	(48)%
Income (loss) before taxes	53.9	149.2	(64)%	526.1	530.3	(1)%
Add: Impairment charges	115.5	—	NM	115.5	—	NM
Segment income (loss)	$169.4	$149.2	14%	$641.6	$530.3	21%

Unit Sales Volume:
Retail new vehicles	26,239	23,475	12%	99,424	99,815	—%
Fleet new vehicles	661	2,246	(71)%	2,115	3,543	(40)%
Total new vehicles	26,900	25,721	5%	101,539	103,358	(2)%
Used vehicles	26,631	23,397	14%	108,512	105,457	3%
Wholesale vehicles	5,616	5,424	4%	24,052	25,128	(4)%
Retail new & used vehicles	52,870	49,118	8%	207,936	208,815	—%
Used:New Ratio	1.01	0.91	12%	1.09	1.02	7%

Gross Profit Per Unit:
Retail new vehicles	$6,130	$6,673	(8)%	$6,591	$4,595	43%
Fleet new vehicles	$2,642	$286	824%	$2,292	$454	405%
New vehicles	$6,044	$6,115	(1)%	$6,502	$4,453	46%
Used vehicles	$1,442	$2,172	(34)%	$1,607	$1,784	(10)%
Finance, insurance and other, net	$2,421	$2,349	3%	$2,453	$2,160	14%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,380.9	$1,202.3	15%	$4,794.4	$4,901.8	(2)%
Fleet new vehicles	27.2	11.8	131%	85.1	62.7	36%
Total new vehicles	1,408.1	1,214.1	16%	4,879.5	4,964.5	(2)%
Used vehicles	744.7	695.6	7%	2,955.6	2,860.8	3%
Wholesale vehicles	59.9	66.5	(10)%	256.9	249.2	3%
Total vehicles	2,212.7	1,976.2	12%	8,092.0	8,074.5	—%
Parts, service and collision repair	378.2	337.3	12%	1,458.6	1,327.8	10%
Finance, insurance and other, net	114.4	103.1	11%	429.0	435.3	(1)%
Total revenues	2,705.3	2,416.6	12%	9,979.6	9,837.6	1%
Gross Profit:
Retail new vehicles	147.5	148.7	(1)%	561.3	449.2	25%
Fleet new vehicles	1.2	0.6	100%	3.6	1.6	125%
Total new vehicles	148.7	149.3	—%	564.9	450.8	25%
Used vehicles	33.2	47.0	(29)%	149.1	184.2	(19)%
Wholesale vehicles	(2.8)	2.2	(227)%	(5.1)	8.0	(164)%
Total vehicles	179.1	198.5	(10)%	708.9	643.0	10%
Parts, service and collision repair	188.3	167.5	12%	725.8	666.3	9%
Finance, insurance and other, net	114.4	103.1	11%	429.0	435.3	(1)%
Total gross profit	$481.8	$469.1	3%	$1,863.7	$1,744.6	7%

Unit Sales Volume:
Retail new vehicles	23,416	22,238	5%	84,663	98,311	(14)%
Fleet new vehicles	621	293	112%	1,853	1,590	17%
Total new vehicles	24,037	22,531	7%	86,516	99,901	(13)%
Used vehicles	23,624	22,371	6%	92,939	104,084	(11)%
Wholesale vehicles	5,275	5,049	4%	19,533	24,683	(21)%
Retail new & used vehicles	47,040	44,609	5%	177,602	202,395	(12)%
Used:New Ratio	1.01	1.01	—%	1.10	1.06	4%

Gross Profit Per Unit:
Retail new vehicles	$6,301	$6,686	(6)%	$6,630	$4,570	45%
Fleet new vehicles	$1,879	$1,962	(4)%	$1,938	$969	100%
New vehicles	$6,187	$6,625	(7)%	$6,529	$4,512	45%
Used vehicles	$1,405	$2,099	(33)%	$1,605	$1,769	(9)%
Finance, insurance and other, net	$2,431	$2,349	3%	$2,415	$2,151	12%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$2.0	$4.6	(57)%	$9.2	$9.0	2%
Used vehicles	515.5	497.0	4%	2,116.8	2,032.6	4%
Wholesale vehicles	27.3	36.5	(25)%	170.6	110.0	55%
Total vehicles	544.8	538.1	1%	2,296.6	2,151.6	7%
Finance, insurance and other, net	44.5	41.1	8%	166.4	193.7	(14)%
Total revenues	589.3	579.2	2%	2,463.0	2,345.3	5%
Gross Profit:
Retail new vehicles	0.2	0.7	(71)%	1.1	1.1	—%
Used vehicles	(3.6)	(3.7)	3%	4.4	(55.2)	108%
Wholesale vehicles	(0.3)	2.8	(111)%	3.2	9.2	(65)%
Total vehicles	(3.7)	(0.2)	NM	8.7	(44.9)	119%
Finance, insurance and other, net	44.5	41.1	8%	166.4	193.7	(14)%
Total gross profit	40.8	40.9	—%	175.1	148.8	18%
Selling, general and administrative expenses	(62.3)	(60.5)	(3)%	(269.8)	(197.8)	(36)%
Impairment charges	(204.9)	(0.1)	NM	(204.9)	(0.1)	NM
Depreciation and amortization	(7.0)	(4.8)	(46)%	(24.7)	(16.3)	(52)%
Operating income (loss)	(233.4)	(24.5)	(853)%	(324.3)	(65.4)	(396)%
Other income (expense):
Interest expense, floor plan	(3.9)	(1.5)	(160)%	(10.7)	(4.9)	(118)%
Interest expense, other, net	(0.9)	(0.8)	(13)%	(3.9)	(1.7)	(129)%
Other income (expense), net	—	0.1	(100)%	0.1	(0.1)	200%
Total other income (expense)	(4.8)	(2.2)	(118)%	(14.5)	(6.7)	(116)%
Income (loss) before taxes	(238.2)	(26.7)	(792)%	(338.8)	(72.1)	(370)%
Add: Impairment charges	204.9	0.1	NM	204.9	0.1	NM
Segment income (loss)	$(33.3)	$(26.6)	(25)%	$(133.9)	$(72.0)	(86)%

Unit Sales Volume:
Retail new vehicles	26	59	(56)%	152	128	19%
Used vehicles	17,435	15,649	11%	64,107	77,835	(18)%
Wholesale vehicles	2,444	2,436	—%	11,236	11,667	(4)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,340	$2,344	—%	$2,657	$1,774	50%
NM = Not Meaningful
Note: Reported EchoPark Segment results include (i) same market results from the “EchoPark Segment - Same Market” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

EchoPark Segment - Same Market

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$2.2	$4.5	(51)%	$12.5	$8.9	40%
Used vehicles	400.0	464.3	(14)%	1,623.2	1,993.9	(19)%
Wholesale vehicles	22.3	35.2	(37)%	149.3	108.7	37%
Total vehicles	424.5	504.0	(16)%	1,785.0	2,111.5	(15)%
Finance, insurance and other, net	32.0	38.9	(18)%	123.0	190.8	(36)%
Total revenues	456.5	542.9	(16)%	1,908.0	2,302.3	(17)%
Gross Profit:
Retail new vehicles	0.2	0.4	(50)%	1.1	0.8	38%
Used vehicles	(5.5)	(5.6)	2%	(14.3)	(56.8)	75%
Wholesale vehicles	(0.2)	2.9	(107)%	3.7	9.4	(61)%
Total vehicles	(5.5)	(2.3)	(139)%	(9.5)	(46.6)	80%
Finance, insurance and other, net	32.0	38.9	(18)%	123.0	190.8	(36)%
Total gross profit	$26.5	$36.6	(28)%	$113.5	$144.2	(21)%

Unit Sales Volume:
Retail new vehicles	26	59	(56)%	152	128	19%
Used vehicles	13,919	14,882	(6)%	51,336	76,838	(33)%
Wholesale vehicles	1,969	2,321	(15)%	9,466	11,546	(18)%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,895	$2,239	(15)%	$2,109	$1,741	21%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

Powersports Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$18.8	$—	NM	$31.8	$—	NM
Used vehicles	2.1	—	NM	7.1	—	NM
Wholesale vehicles	0.1	—	NM	0.3	—	NM
Total vehicles	21.0	—	NM	39.2	—	NM
Parts, service and collision repair	6.3	—	NM	11.7	—	NM
Finance, insurance and other, net	1.3	—	NM	2.6	—	NM
Total revenues	28.6	—	NM	53.5	—	NM
Gross Profit:
Retail new vehicles	3.6	—	NM	6.4	—	NM
Used vehicles	0.7	—	NM	2.0	—	NM
Wholesale vehicles	—	—	NM	—	—	NM
Total vehicles	4.3	—	NM	8.4	—	NM
Parts, service and collision repair	3.1	—	NM	5.8	—	NM
Finance, insurance and other, net	1.3	—	NM	2.6	—	NM
Total gross profit	8.7	—	NM	16.8	—	NM
Selling, general and administrative expenses	(5.9)	—	NM	(12.3)	—	NM
Impairment charges	—	—	NM	—	—	NM
Depreciation and amortization	(0.6)	—	NM	(1.0)	—	NM
Operating income (loss)	2.2	—	NM	3.5	—	NM
Other income (expense):
Interest expense, floor plan	—	—	NM	—	—	NM
Interest expense, other, net	(0.6)	—	NM	(1.0)	—	NM
Other income (expense), net	0.2	—	NM	0.2	—	NM
Total other income (expense)	(0.4)	—	NM	(0.8)	—	NM
Income (loss) before taxes	1.8	—	NM	2.7	—	NM
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$1.8	$—	NM	$2.7	$—	NM

Unit Sales Volume:
Retail new vehicles	1,013	—	NM	1,592	—	NM
Used vehicles	237	—	NM	590	—	NM
Wholesale vehicles	34	—	NM	35	—	NM
Retail new & used vehicles	1,250	—	NM	2,182	—	NM

Gross Profit Per Unit:
Retail new vehicles	$3,535	$—	NM	$3,974	$—	NM
Used vehicles	$2,860	$—	NM	$3,349	$—	NM
Finance, insurance and other, net	$1,026	$—	NM	$1,205	$—	NM

NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$240.8	$226.0	$(14.8)	(7)%
Advertising	22.6	17.4	(5.2)	(30)%
Rent	12.7	12.1	(0.6)	(5)%
Other	90.2	87.8	(2.4)	(3)%
Total SG&A expenses	$366.3	$343.3	$(23.0)	(7)%
Items of interest:
Long-term compensation charges	$—	$(6.5)
Acquisition and disposition-related gain (loss)	9.1	(1.2)
Total SG&A adjustments	$9.1	$(7.7)
Adjusted:
Total adjusted SG&A expenses	$375.4	$335.6	$(39.8)	(12)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	41.8%	42.6%	80	bps
Advertising	3.9%	3.3%	(60)	bps
Rent	2.2%	2.3%	10	bps
Other	15.7%	16.5%	80	bps
Total SG&A expenses as a % of gross profit	63.6%	64.7%	110	bps
Items of interest:
Long-term compensation charges	—%	(1.2)%
Acquisition and disposition-related gain (loss)	1.6%	(0.2)%
Total effect of adjustments	1.6%	(1.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	65.2%	63.3%	(190)	bps

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$1,014.8	$834.5	$(180.3)	(22)%
Advertising	95.4	61.6	(33.8)	(55)%
Rent	51.0	53.2	2.2	4%
Other	393.9	325.4	(68.5)	(21)%
Total SG&A expenses	$1,555.1	$1,274.7	$(280.4)	(22)%
Items of interest:
Long-term compensation charges	$(4.4)	$(6.5)
Acquisition and disposition-related gain (loss)	9.1	(1.2)
Total SG&A adjustments	$4.7	$(7.7)
Adjusted:
Total adjusted SG&A expenses	$1,559.8	$1,267.0	$(292.8)	(23)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	43.8%	43.6%	(20)	bps
Advertising	4.1%	3.2%	(90)	bps
Rent	2.2%	2.8%	60	bps
Other	17.0%	17.0%	—	bps
Total SG&A expenses as a % of gross profit	67.1%	66.6%	(50)	bps
Items of interest:
Long-term compensation charges	(0.2)%	(0.3)%
Acquisition and disposition-related gain (loss)	0.4%	(0.1)%
Total effect of adjustments	0.2%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	67.3%	66.2%	(110)	bps

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$200.8	$189.8	$(11.0)	(6)%
Advertising	10.7	6.3	(4.4)	(70)%
Rent	10.5	10.4	(0.1)	(1)%
Other	76.1	76.3	0.2	—%
Total SG&A expenses	$298.1	$282.8	$(15.3)	(5)%
Items of interest:
Acquisition and disposition-related gain (loss)	$9.1	$(1.2)
Total SG&A adjustments	$9.1	$(1.2)
Adjusted:
Total adjusted SG&A expenses	$307.2	$281.6	$(25.6)	(9)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	38.1%	38.8%	70	bps
Advertising	2.0%	1.3%	(70)	bps
Rent	2.0%	2.1%	10	bps
Other	14.5%	15.5%	100	bps
Total SG&A expenses as a % of gross profit	56.6%	57.7%	110	bps
Items of interest:
Acquisition and disposition-related gain (loss)	1.7%	(0.2)%
Total effect of adjustments	1.7%	(0.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	58.3%	57.5%	(80)	bps

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$858.0	$719.6	$(138.4)	(19)%
Advertising	36.9	26.1	(10.8)	(41)%
Rent	42.4	46.6	4.2	9%
Other	335.6	284.6	(51.0)	(18)%
Total SG&A expenses	$1,272.9	$1,076.9	$(196.0)	(18)%
Items of interest:
Long-term compensation charges	$(4.4)	$—
Acquisition and disposition-related gain (loss)	9.1	(1.2)
Total SG&A adjustments	$4.7	$(1.2)
Adjusted:
Total adjusted SG&A expenses	$1,277.6	$1,075.7	$(201.9)	(19)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	40.4%	40.8%	40	bps
Advertising	1.7%	1.5%	(20)	bps
Rent	2.0%	2.6%	60	bps
Other	15.8%	16.1%	30	bps
Total SG&A expenses as a % of gross profit	59.9%	61.0%	110	bps
Items of interest:
Long-term compensation charges	(0.2)%	—%
Acquisition and disposition-related gain (loss)	0.4%	(0.1)%
Total effect of adjustments	0.2%	(0.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	60.1%	60.9%	80	bps

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$35.8	$36.2	$0.4	1%
Advertising	11.6	11.1	(0.5)	(5)%
Rent	2.2	1.7	(0.5)	(29)%
Other	12.7	11.5	(1.2)	(10)%
Total SG&A expenses	$62.3	$60.5	$(1.8)	(3)%
Items of interest:
Long-term compensation charges	$—	$(6.5)
Total SG&A adjustments	$—	$(6.5)
Adjusted:
Total adjusted SG&A expenses	$62.3	$54.0	$(8.3)	(15)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	87.9%	88.5%	60	bps
Advertising	28.4%	27.1%	(130)	bps
Rent	5.3%	4.2%	(110)	bps
Other	31.2%	28.3%	(290)	bps
Total SG&A expenses as a % of gross profit	152.8%	148.1%	(470)	bps
Items of interest:
Long-term compensation charges	—%	(15.9)%
Total effect of adjustments	—%	(15.9)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	152.8%	132.2%	(2,060)	bps

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$148.0	$114.9	$(33.1)	(29)%
Advertising	58.0	35.5	(22.5)	(63)%
Rent	8.5	6.6	(1.9)	(29)%
Other	55.3	40.8	(14.5)	(36)%
Total SG&A expenses	$269.8	$197.8	$(72.0)	(36)%
Items of interest:
Long-term compensation charges	$—	$(6.5)
Total SG&A adjustments	$—	$(6.5)
Adjusted:
Total adjusted SG&A expenses	$269.8	$191.3	$(78.5)	(41)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	84.5%	77.2%	(730)	bps
Advertising	33.1%	23.9%	(920)	bps
Rent	4.9%	4.4%	(50)	bps
Other	31.6%	27.4%	(420)	bps
Total SG&A expenses as a % of gross profit	154.1%	132.9%	(2,120)	bps
Items of interest:
Long-term compensation charges	—%	(4.3)%
Total effect of adjustments	—%	(4.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	154.1%	128.6%	(2,550)	bps

Powersports Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$4.1	$—	NM	NM
Advertising	0.3	—	NM	NM
Rent	—	—	NM	NM
Other	1.5	—	NM	NM
Total SG&A expenses	$5.9	$—	NM	NM

Reported:
SG&A expenses as a % of gross profit:
Compensation	47.9%	—%	NM	bps
Advertising	3.9%	—%	NM	bps
Rent	0.4%	—%	NM	bps
Other	16.2%	—%	NM	bps
Total SG&A expenses as a % of gross profit	68.4%	—%	NM	bps

NM = Not Meaningful

	Twelve Months Ended December 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$8.9	$—	NM	NM
Advertising	0.6	—	NM	NM
Rent	—	—	NM	NM
Other	2.8	—	NM	NM
Total SG&A expenses	$12.3	$—	NM	NM

Reported:
SG&A expenses as a % of gross profit:
Compensation	52.9%	—%	NM	bps
Advertising	3.4%	—%	NM	bps
Rent	0.2%	—%	NM	bps
Other	16.9%	—%	NM	bps
Total SG&A expenses as a % of gross profit	73.4%	—%	NM	bps

NM = Not Meaningful

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2022	2021	% Change	2022	2021	% Change
	(In millions)
Reported:
Income (loss) before taxes	$53.9	$149.2	(64)%	$526.1	$530.3	(1)%
Add: impairment charges	115.5	—		115.5	—
Segment income (loss)	$169.4	$149.2	14%	$641.6	$530.3	21%

Pre-tax items of interest:
Acquisition and disposition-related (gain) loss	$(9.1)	$1.2		$(9.1)	$1.2
Long-term compensation charges	—	—		4.4	—
Loss on debt extinguishment	—	15.6		—	15.6
Total pre-tax items of interest	$(9.1)	$16.8		$(4.7)	$16.8

Adjusted:
Segment income (loss)	$160.3	$166.0	(3)%	$636.9	$547.1	16%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2022	2021	% Change	2022	2021	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(238.2)	$(26.7)	792%	$(338.8)	$(72.1)	370%
Add: impairment charges	204.9	0.1		204.9	0.1
Segment income (loss)	$(33.3)	$(26.6)	25%	$(133.9)	$(72.0)	86%

Pre-tax items of interest:
Long-term compensation charges	—	6.5		—	6.5
Total pre-tax items of interest	$—	$6.5		$—	$6.5

Adjusted:
Segment income (loss)	$(33.3)	$(20.1)	66%	$(133.9)	$(65.5)	104%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2022	2021	% Change	2022	2021	% Change
	(In millions)
Reported:
Income (loss) before taxes	$1.8	$—	NM	$2.7	$—	NM
Add: impairment charges	—	—		—	—
Segment income (loss)	1.8	—	NM	2.7	—	NM
NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares(1), and diluted earnings (loss) per share	36.5	$(190.9)	$(5.22)	42.8	$96.3	$2.25
Pre-tax items of interest:
Acquisition and disposition-related (gain) loss		$(9.1)			$1.2
Long-term compensation charges		—			6.5
Loss on debt extinguishment		—			15.6
Impairment charges		320.4			—
Total pre-tax items of interest		$311.3			$23.3
Tax effect of above items		(22.6)			(5.9)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	36.5	$97.8	$2.61	42.8	$113.7	$2.66
(1) Basic weighted-average common shares outstanding used for the three months ended December 31, 2022 due to the net loss on a reported GAAP basis.

	Twelve Months Ended December 31, 2022			Twelve Months Ended December 31, 2021
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	39.7	$88.5	$2.23	43.3	$348.9	$8.06
Pre-tax items of interest:
Acquisition and disposition-related (gain) loss		$(9.1)			$1.2
Long-term compensation charges		4.4			6.5
Loss on debt extinguishment		—			15.6
Impairment charges		320.4			—
Total pre-tax items of interest		$315.7			$23.3
Tax effect of above items		(22.6)			(5.9)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	39.7	$381.6	$9.61	43.3	$366.3	$8.46

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$(190.9)				$96.3
Income tax (benefit) expense				8.4				25.8
Income (loss) before taxes	$53.9	$(238.2)	$1.8	$(182.5)	$148.9	$(26.8)	$—	$122.1
Non-floor plan interest (1)	22.0	0.9	0.6	23.5	16.2	0.7	—	16.9
Depreciation and amortization (2)	27.4	7.0	0.5	34.9	23.4	4.9	—	28.3
Stock-based compensation expense	3.6	—	—	3.6	3.8	—	—	3.8
Asset impairment charges	115.5	204.9	—	320.4	—	0.1	—	0.1
Loss (gain) on debt extinguishment	—	—	—	—	15.6	—	—	15.6
Long-term compensation charges	—	—	—	—	—	6.5	—	6.5
Acquisition and disposition-related (gain) loss	(9.2)	—	—	(9.2)	0.5	—	—	0.5
Adjusted EBITDA	$213.2	$(25.4)	$2.9	$190.7	$208.4	$(14.6)	$—	$193.8

	Twelve Months Ended December 31, 2022				Twelve Months Ended December 31, 2021
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$88.5				$348.9
Income tax (benefit) expense				101.5				109.3
Income (loss) before taxes	$526.1	$(338.8)	$2.7	$190.0	$530.3	$(72.1)	$—	$458.2
Non-floor plan interest (1)	80.0	3.7	1.0	84.7	43.0	1.7	—	44.7
Depreciation and amortization (2)	107.0	24.8	0.9	132.7	87.9	16.4	—	104.3
Stock-based compensation expense	16.0	—	—	16.0	15.0	—	—	15.0
Asset impairment charges	115.5	204.9	—	320.4	—	0.1	—	0.1
Loss (gain) on debt extinguishment	—	—	—	—	15.6	—	—	15.6
Long-term compensation charges	4.4	—	—	4.4	—	8.0	—	8.0
Acquisition and disposition-related (gain) loss	(9.7)	—	—	(9.7)	—	(0.4)	—	(0.4)
Adjusted EBITDA	$839.3	$(105.4)	$4.6	$738.5	$691.8	$(46.3)	$—	$645.5
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.